SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT [Text Block]

28. SUBSEQUENT EVENT

On February 22, 2023, the Company announced that it had signed a definitive agreement to acquire an additional 12.5% interest in Gibraltar from Sojitz Corporation. Under the terms of the Agreement, Taseko will acquire Sojitz's 50% interest in Cariboo.

The acquisition price consists of a minimum amount of $60 million payable over a five-year period and potential contingent payments depending on Gibraltar mine copper revenues and copper prices over the next five years. An initial payment of $10 million is due on closing and the remaining minimum amounts are payable annually in $10 million instalments. There is no interest payable on the minimum amounts.

The contingent payments are payable annually over the five-year period only if the average LME copper price exceeds US$3.50 per pound in a year. The payments will be calculated by multiplying Gibraltar mine copper revenue by a price factor, which is based on a sliding scale ranging from 0.35% at US$3.50 per pound copper to a maximum of 2.13% at US$5.00 per pound copper or above. Total contingent payments cannot exceed $57 million over the five-year period, limiting the total acquisition cost to a maximum of $117 million.